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                                                                   EXHIBIT 10.29


                   L. DONALD SPEER, II AND KELLY JACOBS SPEER
                                P.O. BOX 5005-131
                        RANCHO SANTA FE, CALIFORNIA 92067


April 30, 1999


Inland Entertainment Corporation
16868 Via Del Campo Court
Suite 200
San Diego, California 92127

Attn: Andrew B. Laub, Executive Vice President,
      Chief Financial Officer and Treasurer

         Re: LOAN AND SECURITY AGREEMENT

Ladies and Gentlemen:

         Reference is made to that certain Loan and Security Agreement (the "Agreement"), dated April 22, 1999, by and among Inland Entertainment Corporation, a Utah corporation, L. Donald Speer, II, and Kelly Jacobs Speer.

         In order to clarify certain terms of the Agreement, the undersigned wish to amend the Agreement as follows:

         1. Section 2 of the Agreement is hereby amended and restated in its entirety to read as follows:

             "1. Obligation to Pay. The Debtors agree to repay the loan's principal amount on or before July 22, 1999 (the "Due Date"), in accordance with the terms and conditions of this Agreement or as may be modified from time to time in writing by the parties hereto, by wire transfer of immediately available funds to an account specified by Lender. The loan shall bear simple interest at the rate of seven (7) percent per annum, to accrue from the date hereof until the loan is paid in full, and payable within ninety (90) days from the Due Date, in cash or by a personal check."

         2. Section 3 of the Agreement is hereby amended by adding the following sentence at the end:

          "The Debtors represent and warrant to Lender that the Debtors' equity in the collateral is equal to or greater than the full amount of principal and interest due to the Company pursuant to the Agreement."



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         Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Agreement.

                                                   Very truly yours,

                                                   L. DONALD SPEER, II

                                                   /s/ L. DONALD SPEER, II
                                                   -----------------------------
                                                       L. Donald Speer, II


                                                   KELLY JACOBS SPEER

                                                   /s/ KELLY JACOBS SPEER
                                                   -----------------------------
                                                       Kelly Jacobs Speer

cc: Christopher Wm. Voisin,
    Corporate Secretary
    Inland Entertainment Corporation



Accepted and Agreed to this 4th day of May, 1999.

INLAND ENTERTAINMENT CORPORATION


By: /s/ ANDREW B. LAUB
    ---------------------------------
        Andrew B. Laub
        Executive Vice President,
        Chief Financial Officer
        and Treasurer


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